SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

LIBBEY INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio (Address of principal executive offices)		43604 (Zip Code)

Registrant’s telephone number, including area code: (419) 325-2100

Item 5. Other Events
SIGNATURES
Exhibit Index
Exhibit 99.1 News Release

Item 5. Other Events

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5 of Form 8-K, “Other Events.”

On August 16, 2004, Libbey Inc. issued a press release announcing the closure of its manufacturing facility in City of Industry, California and plans for further international expansion in China and Europe. In addition, Libbey announced its financial projections for the remainder of 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

LIBBEY INC.
Registrant

Date: August 17, 2004	By:	/s/ Scott M. Sellick

Scott M. Sellick
Vice President, Chief Financial Officer
(Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description	Page No.
99.1	Text of press release dated August 16, 2004	E-1